UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 11, 2011

GSE SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Suite 200, Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
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Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 1.01 Entry into a Material Definitive Agreement.

Non-Statutory Stock Option Awards

On November 11, 2011, certain officers, and employees of the Company were granted (the "Grants") stock options in accordance with the provisions of the Company’s Amended and Restated 1995 Long-Term Incentive Plan (the “Plan”).  The Plan was approved at the Company’s Annual Meeting of Stockholders on June 14, 2011.  The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons.

The Grants were made to fifty three (53) individuals.  The aggregate number of shares of the Company’s common stock issuable upon exercise of the options is 1,361,000.  The stock options awarded pursuant to the Plan are evidenced by option agreements, the form and substance of which are substantially similar to the Non-statutory Stock Option Agreement described in Exhibit 10.2 hereto and incorporated herein by reference.   The following table provides information on the stock options granted to the Company’s named executive officers.

		Number of
		Securities	Exercise or
		Underlying	Base
		Options	Price	Expiration
Name	Title	Granted (1)	($/Share)	Date

James A. Eberle	Director, Chief Executive Officer	200,000	1.85	11/11/2018
Jerome I. Feldman	Director, Chairman of Board	150,000	1.85	11/11/2018
Chin-Our Jerry Jen	President	125,000	1.85	11/11/2018
Gill R. Grady	Senior Vice President	100,000	1.85	11/11/2018
Jeffery G. Hough	Senior Vice President, Chief Financial Officer	100,000	1.85	11/11/2018

(1)  The options become exercisable in five installments with 20% of the shares vesting on the first anniversary of the date of grant and an additional 20% of the shares on each of the next four anniversaries of the date of grant.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description
10.1
Amended and Restated 1995 Long-Term Incentive Plan.  Previously filed with the Securities and Exchange Commission on April 29, 2011 in connection with the GSE Systems, Inc. DEF Form 14A and incorporated herein by reference.

10.2
Form of Stock Option Agreement under the GSE Systems, Inc. 1995 Amended and Restated Long-Term Incentive Plan.  Previously filed with the Securities and Exchange Commission on March 22, 1996 in connection with the GSE Systems, Inc. Form 10-K and incorporated herein by reference.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: November 15, 2011	/s/ Jeffery G. Hough
Jeffery G. Hough
Senior Vice President and Chief Financial Officer